Exhibit 10.31
P3 HEALTH PARTNERS INC.
AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND WAIVER
November 8, 2023
This Amendment No. 1 to Registration Rights Agreement and Waiver (this “Amendment No. 1 and Waiver”) is entered into effective as of November 8, 2023 and amends that certain Registration Rights Agreement, dated as of April 6, 2023 (as amended and/or restated from time to time, the “Registration Rights Agreement”), by and among P3 Health Partners Inc., a Delaware corporation (the “Company”), and certain stockholders party thereto (the “Holders”). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Registration Rights Agreement.
WHEREAS, the Company intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a shelf Registration Statement on Form S-3 (as so filed and as amended and/or supplemented from time to time, the “Registration Statement”) providing for (i) the offer, issuance and sale, from time to time, of up to $75 million of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) in an at-the-market offering facility (the “ATM Facility Offerings”) and (ii) the offer, issuance and sale, from time to time, of up to $250 million aggregate dollar amount of the Company’s Class A Common Stock preferred stock, debt securities, warrants to purchase the Company’s Class A Common Stock and/or units of some or all of the foregoing securities in any combination, together or separately, in one or more future offerings, including any ATM Facility Offering;
WHEREAS, Section 1.9 of the Registration Rights Agreement provides that if the Company determines to prepare and file with the SEC a registration statement relating to an offering for its own account of any of its equity securities (a “Primary Offering”), the Company shall, subject to the terms and limitations set forth in the Registration Rights Agreement, give written notice of the proposed filing of a registration statement for a Primary Offering to the Holders and shall use commercially reasonable efforts to include in such Primary Offering the number of shares of Registrable Securities as each such Holder may request, on the same terms and subject to the same conditions as any other shares of capital stock of the Company included in the Primary Offering (the “Registration Rights”); and
WHEREAS, the undersigned Holders holding a majority of Registrable Securities under the Registration Rights Agreement, for and on behalf of all Holders, desire to amend the Registration Rights Agreement pursuant to Section 5.1 of the Registration Rights Agreement to provide that the provisions that pertain to Underwritten Offerings or piggyback registration rights do not apply to the Registration Statement, and to waive the Registration Rights as provided therein solely with respect to the Registration Statement and related notice rights as provided herein with respect to the filing of the Registration Statement with the Commission and any offering of securities thereunder.
NOW, THEREFORE, in consideration of the foregoing, the undersigned Holders hereby agree with the Company as follows:

1.AMENDMENT.
The Registration Rights Agreement is hereby amended to provide that the Registration Statement is excluded from the definition of “Primary Offering Registration Statement,” and that the provisions in Section 1.9 of the Registration Rights Agreement that pertain to Underwritten Offerings or piggyback registration rights do not apply to the Registration Statement and any amendments and supplements thereto and combined registration statements therewith, and any and all ATM Facility Offerings.
2.WAIVER OF NOTICE.
The undersigned Holders hereby waive, for and on behalf of all Holders, any and all rights to notice under the Registration Rights Agreement or otherwise solely with respect to the Registration Statement, including without limitation, the filing of the Registration Statement and any amendments and supplements thereto and combined registration statements therewith, and any and all ATM Facility Offerings.
3.WAIVER OF REGISTRATION RIGHTS.
The undersigned Holders hereby waive, for and on behalf of all Holders, the Registration Rights and all other related or similar rights under the Registration Rights Agreement solely with respect to the Registration Statement, including without limitation, the filing of the Registration Statement and any amendments and supplements thereto and combined registration statements therewith, and any and all ATM Facility Offerings.
4.MISCELLANEOUS.
Except as specifically amended herein, the Registration Rights Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.
Each of the undersigned Holders understands and acknowledges that the Company will proceed with the offering of its securities under the Registration Statement in reliance on this Amendment No. 1 and Waiver and in connection therewith hereby represents and warrants to the Company that: (i) such Holder has the full right, power and authority to execute and deliver this Amendment No. 1 and Waiver, and (ii) this Amendment No. 1 and Waiver has been duly executed and delivered by such Holder and constitutes the legal, valid and binding obligation thereof. Except for the rights expressly waived or modified herein, the Registration Rights Agreement shall remain in full force and effect.
This Amendment No. 1 and Waiver may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same amendment. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Amendment No. 1 and Waiver is being signed by each undersigned Holder with respect to all Registrable Securities held by the same, as a stockholder of the Company and for all other purposes. This Amendment

No. 1 and Waiver is irrevocable and shall be effective with respect to each of the undersigned Holders and all affiliates, successors, heirs, personal representatives, and assigns of the undersigned Holders. This Amendment No. 1 and Waiver shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflict of laws that would result in the application of the laws of any other jurisdiction.
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IN WITNESS WHEREOF, each undersigned Holder has executed this Amendment No. 1 and Waiver as of the date first written above.

CHICAGO PACIFIC FOUNDERS FUND, L.P.
By: Chicago Pacific Founders GP, L.P., its General Partner
By: Chicago Pacific Founders UGP, LLC, its General Partner

By: /s/ Mary Tolan
Name: Mary Tolan
Title: Manager

CHICAGO PACIFIC FOUNDERS FUND-A, L.P.
By: Chicago Pacific Founders GP, L.P., its General Partner
By: Chicago Pacific Founders UGP, LLC, its General Partner

By: /s/ Mary Tolan
Name: Mary Tolan
Title: Manager

CHICAGO PACIFIC FOUNDERS FUND-B, L.P.
By: Chicago Pacific Founders GP, L.P., its General Partner
By: Chicago Pacific Founders UGP, LLC, its General Partner

By: /s/ Mary Tolan
Name: Mary Tolan
Title: Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND WAIVER]

CPF III PT SPV, LLC
By: Chicago Pacific Founders GP III, L.P., its Manager
By: Chicago Pacific Founders UGP III, LLC, its General Partner

By: /s/ Mary Tolan
Name: Mary Tolan
Title: Manager

CPF III-A PT SPV, LLC
By: Chicago Pacific Founders GP III, L.P., its Manager
By: Chicago Pacific Founders UGP III, LLC, its General Partner

By: /s/ Mary Tolan
Name: Mary Tolan
Title: Manager

AMIR BACCHUS, M.D.

By: /s/ Amir Bacchus, M.D.
Name:     Amir Bacchus, M.D.

CHARLIE CO LLC

By: /s/ Amir Bacchus, M.D.
Name:     Amir Bacchus, M.D.
Title:     Trust Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND WAIVER]

LEAVITT EQUITY PARTNERS II, L.P.
By: Leavitt Equity Partners II, LLC
Its: General Partner

By: /s/ Taylor Leavitt
Name: Taylor Leavitt
Title: President

LEAVITT EQUITY PARTNERS III, L.P.
By: Leavitt Equity Partners III, LLC
Its: General Partner

By: /s/ Taylor Leavitt
Name: Taylor Leavitt
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND WAIVER]

P3 HEALTH PARTNERS INC.

By: /s/ Atul Kavthekar
Name: Atul Kavthekar
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND WAIVER]